UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 29, 2016
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On November 29, 2016, Evolent Health, Inc. (the “Company”) issued a press release announcing the intention to offer $110.0 million aggregate principal amount of its convertible senior notes due 2021 (the “Notes”) in a private offering, subject to market and other conditions. The Company also expects to grant the initial purchasers in the proposed offering an option to purchase up to an additional $15.0 million aggregate principal amount of Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes and the Class A common stock of the Company, par value $0.01, issuable upon conversion of the Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This report shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such jurisdiction.

In connection with the private offering, we are providing the following information, which is also disclosed in the confidential offering memorandum for the private offering:

We estimate that Valence Health, Inc. (“Valence Health”) will generate revenues of approximately $95.0-102.0 million for the year ending December 31, 2016; however, we will consolidate the results of Valence Health only for the period subsequent to October 3, 2016, the closing date of the Valence Health acquisition. Of the $95.0-102.0 million of estimated revenues, approximately $80.0-85.0 million is attributable to the core business and approximately $15.0-17.0 million (of which approximately $15.0 million was earned in the nine months ended September 30, 2016) is attributable to contracts serving state insurance cooperatives that have announced the shutdown of operations. These contracts are in the process of wind-down, and we expect these contracts to generate only nominal revenues in 2017. These estimates are based on certain assumptions, including that Valence Health will maintain its current partners, continue its existing accounting policies, execute its business plan to generate incremental revenue; that existing Valence Health customers will continue to purchase contracted services at their existing rates and maintain membership among their health plans and risk arrangements at current levels and will continue to pay fees payable to Valence Health under existing contracts; and that no adverse events will occur, such as Valence Health’s losing of any significant partners or having lower revenues from existing customers as a result of the transaction or otherwise.

The revenue estimate for Valence Health for the fiscal year ended December 31, 2016 is preliminary and based on a number of assumptions made by our management and data supplied by the previous owners of Valence Health. Although we believe our estimate and assumptions are reasonable, they are inherently subject to business, economic and competitive uncertainties, and actual results could differ materially if actual events differ from one or more of our key assumptions. Furthermore, we will only consolidate the results of the acquired business for the period subsequent to October 3, 2016, the closing of the transaction. The preliminary financial estimate set forth above has been prepared by, and is the responsibility of, our management. The estimate has not been compiled or examined by our independent registered public accounting firm or the independent registered public accounting firm of Valence Health, nor has our independent registered public accounting firm or that of Valence Health performed any procedures with respect to this estimate or expressed any opinion or any form of assurance on such estimate. We cannot assure you that this preliminary revenue estimate is accurate. We caution investors not to place undue reliance on either this estimate or our underlying assumptions.

Forward-looking statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future future performance and financial results. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: the structural change in the market for healthcare in the United States; uncertainty in the healthcare regulatory framework; the uncertain impact the 2016 presidential and congressional elections may have on healthcare laws and regulations; certain risks and uncertainties associated with the acquisition of Valence

Health, including revenues of Valence Health before and after the merger may be less than expected, timing and extent of new lives expected to come onto the platform may not occur as expected and expected results of Evolent may not be impacted as anticipated; and the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including premium pricing reductions and the ability to control and, if necessary, reduce health care costs.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and other documents filed with the SEC include risk factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this report.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit
Number	Description of Exhibit
99.1	Press Release dated November 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: November 29, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release dated November 29, 2016.